Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	6/30/2020	3/31/2020	6/30/2019
Assets
Loans	$106,159	$103,198	$91,937
Loans held for sale	2,007	2,143	1,790
Securities available for sale	23,600	20,807	21,528
Held-to-maturity securities	9,075	9,638	10,878
Trading account assets	645	795	1,005
Short-term investments	14,036	4,073	2,443
Other investments	655	679	632
Total earning assets	156,177	141,333	130,213
Allowance for loan and lease losses	(1,708)	(1,359)	(890)
Cash and due from banks	1,059	865	607
Premises and equipment	776	791	829
Goodwill	2,664	2,664	2,664
Other intangible assets	218	236	298
Corporate-owned life insurance	4,251	4,243	4,201
Accrued income and other assets	6,976	6,604	5,633
Discontinued assets	779	820	990
Total assets	$171,192	$156,197	$144,545

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$78,853	$71,005	$63,619
Savings deposits	5,371	4,753	4,747
Certificates of deposit ($100,000 or more)	4,476	5,630	8,084
Other time deposits	4,011	4,623	5,524
Total interest-bearing deposits	92,711	86,011	81,974
Noninterest-bearing deposits	42,802	29,293	27,972
Total deposits	135,513	115,304	109,946
Federal funds purchased and securities sold under repurchase agreements	267	2,444	161
Bank notes and other short-term borrowings	1,716	4,606	720
Accrued expense and other liabilities	2,420	2,700	2,435
Long-term debt	13,734	13,732	14,312
Total liabilities	153,650	138,786	127,574

Equity
Preferred stock	1,900	1,900	1,900
Common shares	1,257	1,257	1,257
Capital surplus	6,240	6,222	6,266
Retained earnings	12,154	12,174	12,005
Treasury stock, at cost	(4,945)	(4,956)	(4,457)
Accumulated other comprehensive income (loss)	936	814	(2)
Key shareholders’ equity	17,542	17,411	16,969
Noncontrolling interests	—	—	2
Total equity	17,542	17,411	16,971
Total liabilities and equity	$171,192	$156,197	$144,545

Common shares outstanding (000)	975,947	975,319	1,003,114

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Six months ended
	6/30/2020	3/31/2020	6/30/2019	6/30/2020	6/30/2019
Interest income
Loans	$980	$1,026	$1,082	$2,006	$2,148
Loans held for sale	21	19	15	40	28
Securities available for sale	121	129	135	250	264
Held-to-maturity securities	56	62	67	118	135
Trading account assets	5	8	9	13	17
Short-term investments	7	6	17	13	33
Other investments	—	1	4	1	8
Total interest income	1,190	1,251	1,329	2,441	2,633
Interest expense
Deposits	96	169	223	265	425
Federal funds purchased and securities sold under repurchase agreements	—	6	—	6	1
Bank notes and other short-term borrowings	5	5	5	10	9
Long-term debt	71	90	120	161	240
Total interest expense	172	270	348	442	675
Net interest income	1,018	981	981	1,999	1,958
Provision for credit losses	482	359	74	841	136
Net interest income after provision for credit losses	536	622	907	1,158	1,822
Noninterest income
Trust and investment services income	123	133	122	256	237
Investment banking and debt placement fees	156	116	163	272	273
Service charges on deposit accounts	68	84	83	152	165
Operating lease income and other leasing gains	60	30	44	90	81
Corporate services income	52	62	53	114	108
Cards and payments income	91	66	73	157	139
Corporate-owned life insurance income	35	36	33	71	65
Consumer mortgage income	62	20	15	82	26
Commercial mortgage servicing fees	12	18	19	30	37
Other income	33	(88)	17	(55)	27
Total noninterest income	692	477	622	1,169	1,158
Noninterest expense
Personnel	572	515	589	1,087	1,152
Net occupancy	71	76	73	147	145
Computer processing	56	55	56	111	110
Business services and professional fees	49	44	45	93	89
Equipment	25	24	24	49	48
Operating lease expense	34	36	32	70	58
Marketing	24	21	24	45	43
FDIC assessment	8	9	9	17	16
Intangible asset amortization	18	17	22	35	44
OREO expense, net	6	3	4	9	7
Other expense	150	131	141	281	270
Total noninterest expense	1,013	931	1,019	1,944	1,982
Income (loss) from continuing operations before income taxes	215	168	510	383	998
Income taxes	30	23	87	53	169
Income (loss) from continuing operations	185	145	423	330	829
Income (loss) from discontinued operations, net of taxes	2	1	2	3	3
Net income (loss)	187	146	425	333	832
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$187	$146	$425	$333	$832

Income (loss) from continuing operations attributable to Key common shareholders	$159	$118	$403	$277	$789
Net income (loss) attributable to Key common shareholders	161	119	405	280	792
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.16	$.12	$.40	$.29	$.79
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.17	.12	.40	.29	.79
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.16	$.12	$.40	$.28	$.78
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.17	.12	$.40	.29	.78

Cash dividends declared per common share	$.185	$.185	$.17	$.37	$.34

Weighted-average common shares outstanding (000)	967,147	967,446	999,163	967,380	1,003,047
Effect of common share options and other stock awards	4,994	8,664	8,801	6,892	9,318
Weighted-average common shares and potential common shares outstanding (000) (b)	972,141	976,110	1,007,964	974,272	1,012,365

(a)	Earnings per share may not foot due to rounding.

(b)	Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.